                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

          Pursuant to Section 13 or 15(d) of The Securities Act of 1934

                                 APRIL 20, 2005
    ------------------------------------------------------------------------
                Date of Report (Date of earliest event reported)

                            PFGI CAPITAL CORPORATION
    ------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


            MARYLAND                  1-8019-01                 04-3659419
----------------------------   ------------------------    --------------------
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
        of Incorporation)                                  Identification No. )


1900 East Ninth Street, Cleveland, Ohio                         44114-3484
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                        (Zip Code)

                                 1-800-622-4204
    ------------------------------------------------------------------------
               Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 2.02. - RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On April 20, 2005, PFGI Capital Corporation issued a news release announcing its financial results for the quarter ended March 31, 2005. The news release is attached hereto as Exhibit 99.1 and is being furnished under Item
2.02 of this Form 8-K.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS.

         On April 20, 2005, Darlene M. Lindsay resigned as Vice President and as a director of PFGI Capital Corporation. Jan M. Bone was appointed by the Board to serve as Vice President and as a director until the next annual meeting of the Board of Directors, and until a successor is elected and qualified.

         Additionally, on April 20, 2005, Robert P. Hipskind was appointed by the Board to serve as PFGI Capital Corporation's General Auditor until the next annual meeting of the Board of Directors, and until a successor is elected and qualified.

         Since 2001, Mr. Hipskind has been Senior Vice President and Assistant General Auditor of the Corporate Audit department of National City Corporation, the parent company of National City Bank, which owns all of PFGI Capital Corporation's common stock. Prior to that, Mr. Hipskind had been a Vice President and Audit Manager of the Corporate Audit department of National City Corporation since 1998. Mr. Hipskind is 44.

ITEM 5.05. - AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A
             PROVISION OF THE CODE OF ETHICS

         On April 20, 2005, the Board of Directors adopted a new code of ethics applicable to PFGI Capital Corporation's principal executive and financial officers. The code of ethics is similar to the code of ethics applicable to all senior financial officers of National City Corporation. Previously, the Board had adopted the code of ethics applicable to all employees of Provident Financial Group, Inc.

ITEM 8.01. - OTHER EVENTS.

         The April 20, 2005 news release also announced PFGI Capital Corporation's confirmation of the cash payment on the Income PRIDES and Series A Preferred Stock.

ITEM 9.01. - FINANCIAL STATEMENTS AND EXHIBITS.

         (c) The following exhibit is being furnished herewith:

         Exhibit No.    Exhibit Description
         -----------    -------------------
            14.1        PFGI Capital Corporation Code of Ethics

            99.1 News release issued by PFGI Capital Corporation dated April 20, 2005.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           PFGI Capital Corporation
                                           ------------------------
                                                (Registrant)


Dated: April 20, 2005                      By /s/ David J. Lucido
                                           ------------------------
                                           David J. Lucido, Chief Financial
                                           Officer and Treasurer